UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:
(Date of earliest event reported)
May 12, 2006

FROZEN FOOD EXPRESS INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Texas (State or Other Jurisdiction of Incorporation)	1-10006 COMMISSION FILE NUMBER	75-1301831 (IRS Employer Identification No.)
1145 Empire Central Place Dallas, Texas 75247-4309 (Address of Principal Executive Offices)		(214) 630-8090 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement

In connection with the appointment of Mr. Thomas G. Yetter as Senior Vice President and Chief Financial Officer of the Company as described below in Item 5.02, Frozen Food Express Industries, Inc. (the “Company”) entered into a Change in Control Agreement (the "Yetter Agreement”) and the compensation arrangements with Mr. Yetter described below in Item 5.02 effective May 17, 2006.  The form of the Yetter Agreement is substantially similar to the form of Change in Control Agreement entered into with the other executive officers of the Company that is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 28, 2000, and is incorporated herein by reference.

In connection with the appointment of Mr. Stoney R. ("Russell") Stubbs to the position of Senior Vice President and Chief Operating Officer as described below in Item 5.02, the Company entered into a the compensation arrangements with Mr. Stubbs described on Exhibit 99.2 to this Form 8-K effective May 17, 2006.

ITEM 1.02.	Termination of a Material Definitive Agreement
Please see Item 5.02 below.

ITEM 2.02.	Results of Operations and Financial Condition

The information in this Item 2.02 and the Exhibit 99.3 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in only filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On May 17, 2006, the Company issued a press release reporting expected sales and results for the quarter ended March 31, 2006.

The press release is furnished as Exhibit 99.3 to this Form 8-K.

ITEM 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 12, 2006, the Company received a letter from the Nasdaq Listing Qualifications Staff indicating that the Company’s failure to timely file its Form 10-Q for the quarter ended March 31, 2006 could result in the delisting of the Company’s stock from The Nasdaq Stock Market. As previously announced, the Nasdaq Listing Qualifications Panel (the “Panel”) granted the Company an extension until June 30, 2006 to file the Form 10-Q for the quarter ended March 31, 2006. This new notice does not alter or impact the previously granted extensions that the Panel had previously granted to the Company. By letter dated May 2, 2006, the Panel granted the Company’s request for continued listing on Nasdaq subject to certain conditions, including: (i) on or before June 16, 2006, the Company must file with the Securities and Exchange Commission (the “SEC”) the Form 10-K for the fiscal year ended December 31, 2005; and (ii) on or before June 30, 2006, the Company must file with the SEC the Form 10-Q for the quarter ended March 31, 2006.

While the Company believes it can meet the deadlines set forth in the Nasdaq Panel’s decision, there can be no assurance that the Company will be able to do so or that the Panel will continue the Company’s listing on The Nasdaq Stock Market in the event the Company fails to meet the deadlines set forth in the Panel’s decision.

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective with his retirement from his employment as Executive Vice President and Chief Operating Officer of the Company as described at Item 5.02(b) below, Mr. Charles G. Robertson has also resigned from the Company's Board of Directors.

The service of Mr. Robertson as Executive Vice President and Chief Operating Officer of the Company ended on May 16, 2006. The Company and Mr. Robertson had previously entered into a Change in Control Agreement (the “Robertson Agreement”). Upon his retirement from his position) pursuant to which Mr. Robertson was entitled to severance benefits in the event of a "change in control" (as defined in the Robertson Agreement) of the Company during the term of his employment. The terms of that agreement expired upon of Mr. Robertson’s retirement from his employment with the Company. A form of such agreement was filed with the SEC as exhibit 10.1 to the Company’s current report on Form 8-K, which was filed with the SEC on June 28, 2000, and is incorporated herein by reference.

The Company’s Board of Directors has appointed Mr. Yetter to the position of Senior Vice President and Chief Financial Officer, effective May 17, 2006, on which date Mr. Yetter was also elected to the Company’s Board of Directors.  Mr. Yetter will serve as a Class II director of the Company, with a term that will expire at the Company’s 2006 Annual Meeting of Shareholders.

Mr. Yetter, 53, has served as Interim Chief Financial Officer since February 15, 2006, when the Company’s prior Chief Financial Officer resigned. He has been with the Company since 1986, and has served as Treasurer and Vice President of Finance for the Company and FFE Transportation Services, Inc. ("FFE"), respectively. Mr. Yetter is a graduate of the University of Iowa and is a Certified Public Accountant. A summary of Mr. Yetter’s compensation arrangements reflecting his responsibilities as Senior Vice President and Chief Financial Officer is filed as Exhibit 99.1 hereto.

Under the terms of the Yetter Agreement and substantially identical agreements in place with the Company’s other two executive officers, if an executive officer (i) is terminated by the Company without cause during the six month period following a change in control ("Transition Period"), (ii) resigns for "good reason" (as defined in the agreements) during the Transition Period, or (iii) resigns for any reason during the ten day period following a change in control or during the thirty day period following the Transition Period, then the Company is required to provide the executive officer with certain payments and benefits. Such payments and benefits include (a) payment of accrued and unpaid base salary, car allowance, plus accrued and unpaid bonus, if any, for the prior fiscal year plus a pro-rated bonus (as defined in the agreements) for the year during which such executive officer's employment is terminated; (b) payment of a lump sum amount equal to the sum of 2.9 times the executive officer's annual pay (as defined in the agreements); (c) payment of the unvested account balance under the Company's 401(k) Savings Plan and 401(k) Wrap Plan; (d) continued participation, at the same premium rate charged when actively employed, in the Company's employee welfare plans, until the expiration of two years following the change in control or cash equivalent; (e) vesting of all stock options on change of control; and (f) "gross-up" payments, if applicable, in the amount necessary to satisfy any excise tax imposed on the executive officer by the Internal Revenue Code of 1986.

The Company’s Board of Directors has also appointed Mr. Stoney R. (“Russell”) Stubbs, 42, to the position of Senior Vice President and Chief Operating Officer, effective May 17, 2006,. He replaces the retiring Charles G. Robertson, 63, who was also an Executive Vice President and a Director of the Company. Previously, Mr. Stubbs served as Senior Vice President of the Company, and since 1999, as President of Lisa Motor Lines, Inc., a subsidiary based in Fort Worth, Texas. He joined the Company's primary operating subsidiary, FFE, in 1986 as a management trainee upon his graduation from Texas A&M University. Russell Stubbs is also a Director of the Company and is the son of Stoney M. Stubbs, Jr. For a description of transactions between Mr. Stubbs and certain related parties and the Company, reference is made to the Company's Current Report on Form 8-K dated November 16, 2005, which is incorporated herein by reference.  A summary of Mr. Russell Stubbs's compensation arrangements appears as Exhibit 99.2 to this Form 8-K.

ITEM 9.01.	Financial Statements and Exhibits
(c) EXHIBITS
The following exhibits are furnished pursuant to Item 9.01 of Form 8-K.

10.1	Form of Change in Control Agreement (filed as exhibit 10.1 to Registrant's Report on Form 8-K filed with the Commission on June 28, 2000 and incorporated herein by reference)
99.1	Compensation Arrangements for Thomas G. Yetter effective May 17, 2006 (filed herewith)
99.2	Compensation Arrangements for S. Russell Stubbs effective May 17, 2006 (filed herewith)
99.3	Press Release dated May 17, 2006 from Frozen Food Express Industries, Inc. (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FROZEN FOOD EXPRESS INDUSTRIES, INC.

Dated: May 18, 2006	By:	/s/ Thomas G. Yetter
Thomas G. Yetter Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title	Page
10.1	Form of Change in Control Agreement (filed as exhibit 10.1 to Registrant's Report on Form 8-K filed with the Commission on June 28, 2000 and incorporated herein by reference)
99.1	Compensation Arrangements for Thomas G. Yetter effective May 17, 2006 (filed herewith)	4
99.2	Compensation Arrangements for S. Russell Stubbs effective May 17, 2006 (filed herewith)	5
99.3	Press Release dated May 17, 2006 from Frozen Food Express Industries, Inc.(filed herewith)	6

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